                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                               OFFER TO EXCHANGE
                 8 7/8% SERIES B SENIOR NOTES DUE JULY 15, 2012
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
             PURSUANT TO THE PROSPECTUS, DATED             , 2002,
                         FOR ALL ISSUED AND OUTSTANDING
                 8 7/8% SERIES A SENIOR NOTES DUE JULY 15, 2012

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON        ,
2002, UNLESS THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer is:

                             WELLS FARGO BANK, N.A.

              BY HAND DELIVERY:                            BY OVERNIGHT COURIER:
      Wells Fargo Bank Minnesota, N.A.               Wells Fargo Bank Minnesota, N.A.
         Corporate Trust Operations                     Corporate Trust Operations
                MAC N9303-121                                  MAC N9303-121
             Sixth and Marquette                            Sixth and Marquette
            Minneapolis, MN 55479                          Minneapolis, MN 55479
      BY REGISTERED OR CERTIFIED MAIL:                   BY FACSIMILE TRANSMISSION
      Wells Fargo Bank Minnesota, N.A.               (FOR ELIGIBLE INSTITUTIONS ONLY):
         Corporate Trust Operations                  Wells Fargo Bank Minnesota, N.A.
                MAC N9303-121                                 (612) 667-4927
                P.O. Box 1517                             Confirm: (800) 344-5128
         Minneapolis, MN 55480-1517                           For Information
                                                              (800) 344-5128

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF YOUR OLD NOTES.

     By signing this Letter of Transmittal, you hereby acknowledge that you have
received and reviewed the Prospectus, dated          , 2002, of Transcontinental
Gas Pipe Line Corporation and this Letter of Transmittal. The Prospectus, together with this Letter of Transmittal, constitutes Transcontinental Gas Pipe Line Corporation's offer to exchange an aggregate principal amount of up to $325,000,000 of its 8 7/8% Series B Senior Notes due July 15, 2012 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of our issued and outstanding 8 7/8% Series A Senior Notes due July 15, 2012 (the "Old Notes"). The Old Notes were issued in an offering under Rule 144A and Regulation S of the Securities Act that was not registered under the Securities Act. This Exchange Offer is being extended to all holders of the Old Notes.

     If you decide to tender your Old Notes, and we accept the Old Notes, this will constitute a binding agreement between you and Transcontinental Gas Pipe Line Corporation, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal. Unless you comply with the procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," you must do one of the following on or prior to the expiration of the Exchange Offer to participate in the Exchange Offer:

     - tender your Old Notes by sending the certificates for your Old Notes, in proper form for transfer, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the Exchange Agent at one of the addresses listed above; or

     - tender your Old Notes by using the book-entry transfer procedures described in the Prospectus under the caption "The Exchange
       Offer -- Book-Entry Transfer," and transmitting this Letter of Transmittal, with any required signature guarantees, or an Agent's Message (as defined below) instead of this Letter of Transmittal to the Exchange Agent.

     In order for a book-entry transfer to constitute a valid tender of your Old Notes in the Exchange Offer, the Exchange Agent must receive a confirmation of book-entry transfer (a "Book-Entry Confirmation") of your Old Notes into the Exchange Agent's account at The Depository Trust Company prior to the expiration of the Exchange Offer. The term "Agent's Message" means a message, transmitted by The Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from you that you have received and have agreed to be bound by the terms of this Letter of Transmittal. If you use this procedure, we may enforce the Letter of Transmittal against you.

     DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY'S BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If you are a holder of Old Notes and wish to tender your Old Notes in the Exchange Offer, but (1) the Old Notes are not immediately available, (2) time will not permit your Old Notes or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may tender Old Notes by following the procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

     Only registered holders of Old Notes -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Old Notes -- are entitled to tender their Old Notes for exchange in the Exchange Offer. If you are a beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Old Notes in the Exchange Offer, you should promptly contact the person in whose name the Old Notes are registered and instruct that person to tender on your behalf. If you wish to tender in the Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates for your Old Notes, you must either make appropriate arrangements to register ownership of the Old Notes in your name or obtain a properly completed bond power from the person in whose name the Old Notes are registered.

     YOU MUST COMPLETE THIS LETTER OF TRANSMITTAL IF YOU ARE A REGISTERED HOLDER OF OLD NOTES -- WHICH TERM, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, INCLUDES ANY PARTICIPANT IN THE DEPOSITORY TRUST COMPANY'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE OLD NOTES -- AND EITHER (1) YOU WISH TO TENDER THE CERTIFICATES REPRESENTING YOUR OLD NOTES TO THE EXCHANGE AGENT TOGETHER WITH THIS LETTER OF TRANSMITTAL OR (2) YOU WISH TO TENDER YOUR OLD NOTES BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND YOU ELECT TO SUBMIT THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT INSTEAD OF AN AGENT'S MESSAGE.

     In order to properly complete this Letter of Transmittal, you must: (1) complete the box entitled "Description of Old Notes Tendered," (2) if appropriate, check and complete the boxes relating to book-entry transfer and guaranteed delivery and the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions," (3) sign this Letter of Transmittal by completing the box entitled "Sign Here" and (4) complete the box entitled "Substitute Form W-9." By completing the box entitled "Description of Old Notes Tendered" and signing below, you will have tendered your Old Notes for exchange on the terms and conditions described in the Prospectus and this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

        BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES


                          DESCRIPTION OF OLD NOTES TENDERED (CUSIP NO. 893570BS9)
     NAME AND ADDRESS OF REGISTERED HOLDER                1                   2                   3
                                                                          AGGREGATE           PRINCIPAL
                                                     CERTIFICATE      PRINCIPAL AMOUNT         AMOUNT
                                                     NUMBER(S)*        OF OLD NOTE(S)        TENDERED**
                                                   ------------------------------------------------------
                                                        TOTAL:
    * Need not be completed by holders who tender by book-entry transfer.

   ** Old Notes tendered by this Letter of Transmittal must be in denominations of $1,000 principal amount and any integral multiple thereof. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the Old Notes represented by the certificate(s) listed in column 1. (See
      Instruction 4.)



                   DESCRIPTION OF OLD NOTES TENDERED (CUSIP NO. U89358AB8) (REGULATION S)
     NAME AND ADDRESS OF REGISTERED HOLDER                1                   2                   3
                                                                          AGGREGATE           PRINCIPAL
                                                     CERTIFICATE      PRINCIPAL AMOUNT         AMOUNT
                                                     NUMBER(S)*        OF OLD NOTE(S)        TENDERED**
                                                   ------------------------------------------------------
                                                        TOTAL:
    * Need not be completed by holders who tender by book-entry transfer.

   ** Old Notes tendered by this Letter of Transmittal must be in denominations of $1,000 principal amount and any integral multiple thereof. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the Old Notes represented by the certificate(s) listed in column 1. (See
      Instruction 4.)


                    BOXES BELOW TO BE CHECKED AS APPLICABLE

[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR OLD NOTES IS BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.

[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR OLD NOTES HAS BEEN LOST, DESTROYED OR STOLEN AND YOU REQUIRE ASSISTANCE IN OBTAINING A NEW CERTIFICATE(S).

     Certificate Number(s)
                          ------------------------------------------------------
    Principal Amount(s) Represented
                                   ---------------------------------------------

You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing Old Notes. (See Instruction 12.)

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

TO BE COMPLETED ONLY IF NEW NOTES OR OLD NOTES NOT TENDERED OR EXCHANGED ARE TO BE ISSUED IN THE NAME OF SOMEONE OTHER THAN THE REGISTERED HOLDER OF THE OLD NOTES WHOSE NAME(S) APPEAR BELOW.

[ ]  Old Note(s) to:
[ ]  New Note(s) to:

Name
     ---------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

Telephone Number (   )    -

                 ---------------------------------------------------------------

--------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                              (SEE INSTRUCTION 9)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

TO BE COMPLETED ONLY IF NEW NOTES OR OLD NOTES NOT TENDERED OR EXCHANGED ARE TO BE DELIVERED TO SOMEONE OTHER THAN THE REGISTERED HOLDER OF THE OLD NOTES WHOSE NAME(S) APPEAR(S) BELOW OR TO THE REGISTERED HOLDER AT AN ADDRESS OTHER THAN THAT SHOWN BELOW.

[ ]  Old Note(s) to:
[ ]  New Note(s) to:

Name
     ---------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

Telephone Number (   )    -

                 ---------------------------------------------------------------

--------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                              (SEE INSTRUCTION 9)

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)
                                    --------------------------------------------

    Window Ticket Number (if any)
                                 -----------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

    Name of Institution Which Guaranteed Delivery
                                                  ------------------------------

         If delivered by Book-Entry Transfer, complete the following:

    Name of Tendering Institution:
                              --------------------------------------------------

    Account Number
                   -------------------------------------------------------------

    Transaction Code Number
                            ----------------------------------------------------

            BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
                                    --------------------------------------------

    Account Number
                                    --------------------------------------------

    Transaction Code Number
                                    --------------------------------------------

[ ] CHECK HERE IF OLD NOTES THAT ARE NOT TENDERED OR NOT EXCHANGED ARE TO BE
    RETURNED BY CREDITING THE DEPOSITORY TRUST COMPANY ACCOUNT NUMBER INDICATED ABOVE.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, as described in the Prospectus and this Letter of Transmittal, I hereby tender to Transcontinental Gas Pipe Line Corporation the aggregate principal amount of Old Notes described above in the box entitled "Description of Old Notes Tendered" in exchange for a like principal amount of New Notes with the same maturity date which have been registered under the Securities Act.

     Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer -- including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment -- I hereby sell, assign and transfer to, or upon the order of, Transcontinental Gas Pipe Line Corporation all right, title and interest in and to the Old Notes tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the Exchange Agent as my agent and attorney-in-fact -- with full knowledge that the Exchange Agent is also acting as the agent of Transcontinental Gas Pipe Line Corporation in connection with the Exchange Offer -- with respect to the tendered Old Notes, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates for the tendered Old Notes to Transcontinental Gas Pipe Line Corporation together with all accompanying evidences of transfer and authenticity to, or upon the order of, Transcontinental Gas Pipe Line Corporation, upon receipt by the Exchange Agent, as my agent, of the New Notes to be issued in exchange for the tendered Old Notes, (2) present certificates for the tendered Old Notes for transfer, and to transfer the tendered Old Notes on the books of Transcontinental Gas Pipe Line Corporation, and (3) receive for the account of Transcontinental Gas Pipe Line Corporation all benefits and otherwise exercise all rights of ownership of the tendered Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

     I hereby represent and warrant that I have full power and authority to tender, sell, assign and transfer the Old Notes tendered by this Letter of Transmittal and that, when the tendered Old Notes are accepted for exchange, Transcontinental Gas Pipe Line Corporation will acquire good, marketable and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered Old Notes are not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by Transcontinental Gas Pipe Line Corporation or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Old Notes tendered by this Letter of Transmittal, and I will comply with my obligations, if any, under the Registration Rights Agreement, dated as of July 3, 2002 (the "Registration Rights Agreement"), between Transcontinental Gas Pipe Line Corporation and Salomon Smith Barney Inc. and other parties listed therein. I have read and I agree to all of the terms of the Exchange Offer.

     The name(s) and address(es) of the registered holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Old Notes -- of the Old Notes tendered by this Letter of Transmittal are printed above as they appear on the certificate(s) representing the Old Notes. The certificate number(s) and the Old Notes that I wish to tender are indicated in the appropriate boxes above.

     Unless I have otherwise indicated by completing the box entitled "Special Issuance Instructions" above, I hereby direct that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that the New Notes be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless I have otherwise indicated by completing the box entitled "Special Delivery Instructions," I hereby direct that the New Notes be delivered to the address shown below my signature.

     If I have (1) tendered any Old Notes that are not exchanged in the Exchange Offer for any reason or (2) submitted certificates for more Old Notes than I wish to tender, unless I have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," I hereby direct that certificates for any Old Notes that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below my signature or, in the case of a book-entry transfer of Old Notes, that Old Notes that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at Transcontinental Gas Pipe Line Corporation's expense, promptly following the expiration or termination of the Exchange Offer.

     I understand that if I decide to tender Old Notes, and Transcontinental Gas Pipe Line Corporation accepts the Old Notes for exchange, this will constitute a binding agreement between me and Transcontinental Gas Pipe Line Corporation, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal.

     I also recognize that, under certain circumstances described in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer," Transcontinental Gas Pipe Line Corporation may not be required to accept for exchange any of the Old Notes tendered by this Letter of Transmittal.

     By tendering Old Notes and executing this Letter of Transmittal, or delivering an Agent's Message instead of this Letter of Transmittal, I hereby represent and agree that: (1) I am not an "affiliate" (as defined in Rule 405 under the Securities Act) of Transcontinental Gas Pipe Line Corporation; (2) any New Notes I receive in the Exchange Offer are being acquired by me in the ordinary course of my business; (3) at the time of the commencement of the Exchange Offer, neither I nor, to my knowledge, anyone receiving New Notes from me, has any arrangement or understanding with any person to participate in the distribution (as defined in the Securities Act) of the New Notes in violation of the Securities Act; (4) if I am not a Participating Broker-Dealer (as defined below), that I am not engaged in, and do not intend to engage in, the distribution of the New Notes; and (5) if I am a Participating Broker-Dealer, that I will receive the New Notes for my own account in exchange for Old Notes that I acquired as a result of my market-making or other trading activities and that I will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the New Notes I receive. As used in this Letter of Transmittal, a "Participating Broker-Dealer" is a broker-dealer that receives New Notes for its own account in exchange for Old Notes that it acquired as a result of market-making or other trading activities. If I am a Participating Broker-Dealer, by making the representation set forth above and delivering a prospectus in connection with any resale transaction involving the New Notes, I understand that I will not be deemed to have admitted that I am an "underwriter" within the meaning of the Securities Act.

     Transcontinental Gas Pipe Line Corporation has agreed, subject to the terms of the Registration Rights Agreement, that for a period of not more than 180 days after the date of acceptance of Old Notes for exchange, it will make the Prospectus, as amended or supplemented from time to time, available to any Participating Broker-Dealer for use in connection with resales of the New Notes. Each Participating Broker-Dealer, by tendering Old Notes and executing this Letter of Transmittal, or delivering an Agent's Message instead of this Letter of Transmittal, agrees that, upon receipt of notice from Transcontinental Gas Pipe Line Corporation of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference in the Prospectus, in light of the circumstances under which they were made, not misleading, the Participating Broker-Dealer will suspend the sale of New Notes under the Prospectus. Each Participating Broker-Dealer further agrees that, upon receipt of a notice from Transcontinental Gas Pipe Line Corporation to suspend the sale of New Notes as provided above, the Participating Broker-Dealer will suspend resales of the New Notes until (1) Transcontinental Gas Pipe Line Corporation has amended or supplemented the Prospectus to correct the misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or (2) Transcontinental Gas Pipe Line Corporation has given notice that the sale of the New Notes may be resumed, as the case may be. If Transcontinental Gas Pipe Line Corporation gives notice to suspend the sale of the New Notes as provided above, it will extend the period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers receive copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which Transcontinental Gas Pipe Line Corporation has given notice that the sale of New Notes may be resumed, as the case may be.

     As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of New Notes received in exchange for Old Notes in the Exchange Offer must notify Transcontinental Gas Pipe Line Corporation, on or prior to the expiration of the Exchange Offer, that it is a Participating Broker-Dealer. Participating Broker-Dealers must send the required written notice to Transcontinental Gas Pipe Line Corporation's executive offices located at 2800 Post Oak Boulevard, Houston, Texas 77056, Attention: Treasurer, and this notice must be received by Transcontinental Gas Pipe Line Corporation at or prior to the expiration of the Exchange Offer.

     Interest on the New Notes will accrue (1) from the later of (a) the last date to which interest was paid on the Old Notes surrendered in exchange for the New Notes or (b) if the Old Notes are surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of the exchange and as to which interest will be paid, the date to which interest will be paid on such interest payment date or (2) if no interest has been paid on the Old Notes, from July 3, 2002.

     All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive my death or incapacity, and any obligation of mine under this Letter of Transmittal will be binding upon my heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Prospectus, this tender is irrevocable.

                                   SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     This Letter of Transmittal must be signed by (1) the registered holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Old Notes -- exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Old Notes tendered or on the register of holders maintained by Transcontinental Gas Pipe Line Corporation, or (2) by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal -- including any opinions of counsel, certifications and other information as may be required by Transcontinental Gas Pipe Line Corporation for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

X
         -----------------------------------------------------------------------

X
         -----------------------------------------------------------------------
                         SIGNATURE(S) OF NOTEHOLDER(S)

Dated: ----------------------------------------------------------- , 200 -------

Name(s)
         -----------------------------------------------------------------------
                                 (PLEASE PRINT)
         -----------------------------------------------------------------------

Capacity -----------------------------------------------------------------------

Address ------------------------------------------------------------------------
         -----------------------------------------------------------------------
                                   (ZIP CODE)

Tax Identification or Social Security No. --------------------------------------
                                               (SEE INSTRUCTION 9)

Area Code and Telephone
No. ----------------------------------------------------------------------------

                            SIGNATURE(S) GUARANTEED
                        (SEE INSTRUCTION 2, IF REQUIRED)

Eligible Guarantor Institution -------------------------------------------------

Official Signature -------------------------------------------------------------

Dated: ----------------------------------------------------------- , 200 -------

             TO BE COMPLETED BY ALL TENDERING HOLDERS OF SECURITIES

                                    PAYOR'S NAME: WELLS FARGO BANK, N.A.
                                 PART 1 -- PLEASE PROVIDE YOUR TIN IN
 SUBSTITUTE                      THE BOX AT RIGHT AND CERTIFY BY          TIN -----------------------------
 FORM W-9                        SIGNING AND DATING BELOW                    (Social Security Number or
                                                                           Employer Identification Number)
 DEPARTMENT OF THE               PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (SEE INSTRUCTIONS)
 TREASURY INTERNAL
 REVENUE SERVICE

 PAYOR'S REQUEST FOR             PART 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1)
 TAXPAYER IDENTIFICATION         The number shown on this form is my correct TIN (or I am waiting for a
 NUMBER ("TIN") AND              number to be issued to me), and (2) I am not subject to backup withholding
 CERTIFICATION                   because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).
                                 SIGNATURE ------------------------------------------    DATE ---------------

     You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                      IN PART 1 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payor within 60 days, the payor will be required to withhold 30% (which rate is subject to periodic reduction on payments made subsequent to December 31, 2002) of all reportable payments made to me thereafter until I provide a taxpayer identification number.

-----------------------------------------      -----------------------------------------
                SIGNATURE                                        DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED INSTRUCTIONS AND GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. You must complete this Letter of Transmittal if you are a holder of Old Notes -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Old Notes -- and either (1) you wish to tender the certificates representing your Old Notes to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your Old Notes by book-entry transfer to the Exchange Agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an Agent's Message. In order to constitute a valid tender of your Old Notes, unless you comply with the procedures for Guaranteed Delivery described below, the Exchange Agent must receive the following documents at one of the addresses listed above on or prior to the expiration of the Exchange Offer: (1) certificates for the Old Notes, in proper form for transfer, or Book-Entry Confirmation of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal. Old Notes tendered in the Exchange Offer must be in denominations of $1,000 principal amount and any integral multiple thereof.

     If you are a holder of the Old Notes and wish to tender your Old Notes, but
(1) the certificates for Old Notes are not immediately available, (2) time will not permit your certificates for Old Notes or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may effect a tender if: (1) the tender is made through an Eligible Guarantor Institution (as defined below); (2) prior to the expiration of the Exchange Offer, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the amount of Old Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the Exchange Agent receives within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery:
(a) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company, as the case may be,
(b) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of the Letter of Transmittal, and (c) all other documents required by the Letter of Transmittal. The Notice of Guaranteed Delivery may be sent by overnight courier, hand delivery, registered or certified mail or facsimile transmission and must include a guarantee by an Eligible Guarantor Institution in the form set forth in the Notice.

     THE METHOD OF DELIVERY OF CERTIFICATES FOR OLD NOTES, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES AND ALL OTHER REQUIRED DOCUMENTS IS AT YOUR ELECTION. IF YOU DELIVER YOUR OLD NOTES BY MAIL, WE RECOMMEND REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE TIMELY DELIVERY. DO NOT SEND CERTIFICATES FOR OLD NOTES, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES OR OTHER REQUIRED DOCUMENTS TO TRANSCONTINENTAL GAS PIPE LINE CORPORATION.

     Transcontinental Gas Pipe Line Corporation will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent's Message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (a) this Letter of Transmittal is signed by the registered holder -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Old Notes -- of Old Notes tendered with this

     Letter of Transmittal, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (b) the Old Notes are tendered for the account of a firm that is an Eligible Guarantor Institution.

     In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

     - Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

     - Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);

     - Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve
       Act);

     - National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

     - Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in denominations of $1,000 principal amount and integral multiples thereof. If you are tendering less than all of the Old Notes evidenced by any certificate you are submitting, please fill in the principal amount of Old Notes which are to be tendered in column 3 ("Principal Amount of Old Notes Tendered") of the box entitled "Description of Old Notes Tendered." In that case, unless you have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions", new certificate(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will be sent to the registered holder of the Old Notes, promptly after the expiration of the Exchange Offer. All Old Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided in this Letter of Transmittal, tenders of Old Notes may be withdrawn at any time on or prior to the expiration of the Exchange Offer. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration of the Exchange Offer at one of the addresses listed above. Any notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn, including the principal amount of the Old Notes, and, where certificates for Old Notes have been transmitted, specify the name in which the Old Notes are registered, if different from that of the withdrawing holder. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution unless the holder is an Eligible Guarantor Institution. If Old Notes have been tendered using the procedure for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn Old Notes and otherwise comply with the procedures of the book-entry transfer facility. All questions as to the validity, form and eligibility -- including time of receipt -- of these notices will be determined by Transcontinental Gas Pipe Line Corporation. Any such determination will be final and binding. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the registered holder without cost to that holder as soon as practicable after withdrawal, non-acceptance of tender or termination of the Exchange Offer. In the case of

Old Notes tendered using the procedure for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer," the Old Notes will be credited to the tendering holder's account with The Depository Trust Company. Properly withdrawn Old Notes may be retendered at any time on or prior to the expiration of the Exchange Offer by following one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes."

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

     When this Letter of Transmittal is signed by the registered holder(s) of the Old Notes listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on the certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

     If a person or persons other than the registered holder(s) of Old Notes signs the Letter of Transmittal, certificates for the Old Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered holder(s) that appears on the certificates for the Old Notes and also must be accompanied by any opinions of counsel, certifications and other information as Transcontinental Gas Pipe Line Corporation may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on certificates or bond powers must be guaranteed by an Eligible Guarantor Institution.

     If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates for Old Notes or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. See Instruction 4.

     7. IRREGULARITIES. All questions as to the validity, form, eligibility -- including time of receipt -- and acceptance of Old Notes tendered for exchange will be determined by Transcontinental Gas Pipe Line Corporation in its sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of Old Notes improperly tendered or to not accept any Old Notes, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any Old Notes either before or after the expiration of the Exchange Offer -- including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the expiration of the Exchange Offer -- including the terms and conditions of the Letter of Transmittal and the accompanying instructions -- will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor will we have any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at the addresses and telephone number listed on the front of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with the holder's correct Taxpayer Identification Number (a "TIN"), which, in the case of a holder who is an individual, is the holder's social security number. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" (the "W-9 Guidelines") for additional guidance on which TIN to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, a holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 30% (which rate is subject to periodic reduction on payments made subsequent to December 31, 2002) of any reportable payments made after the exchange to the tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each tendering holder must provide the holder's correct TIN by completing the "Substitute Form W-9" included in this Letter of Transmittal, certifying that the TIN provided is correct (or that the Holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding and that the holder is a U.S. person (including a U.S. resident alien).

     Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write "Exempt" in Part 2 of Substitute Form W-9. Please read the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit a completed applicable Form W-8, signed under penalty of perjury attesting to such exempt status. The applicable Form W-8 may be obtained from the Exchange Agent.

     If the Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     If the holder does not have a TIN, the holder should consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number included in this Letter of Transmittal. If a holder does not provide the holder's TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until the holder furnishes the holder's TIN to the Exchange Agent.
NOTE: WRITING "APPLIED FOR" ON THE SUBSTITUTE FORM W-9 MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT THE HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

     10. WAIVER OF CONDITIONS. Transcontinental Gas Pipe Line Corporation's obligation to complete the Exchange Offer is subject to the conditions described in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time.

     11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Old Notes for exchange.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     13. TRANSFER TAXES. Transcontinental Gas Pipe Line Corporation will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to Transcontinental Gas Pipe Line Corporation or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 13, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

     IMPORTANT: UNLESS YOU COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF THIS LETTER OF TRANSMITTAL), OR, IN THE CASE OF OLD NOTES TENDERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY, AN AGENT'S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
                                              GIVE THE
                                           SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:             NUMBER OF--
------------------------------------------------------------
 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, any
                                         one of the
                                         individuals(1)
 3.  Husband and wife (joint account)    The actual owner of
                                         the account or, if
                                         joint funds, either
                                         person(1)
 4.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)     The adult or, if
                                         the minor is the
                                         only contributor,
                                         the minor(1)
 6.  Account in the name of guardian or  The ward, minor, or
     committee for a designated ward,    incompetent
     minor, or incompetent person        person(3)
 7.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(1)
        trustee)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under State law
 8.  Sole proprietorship account         The owner(4)
------------------------------------------------------------

------------------------------------------------------------
                                          GIVE THE EMPLOYER
                                           IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:             NUMBER OF--
------------------------------------------------------------
 9.  A valid trust, estate, or pension   Legal entity (Do
     trust                               not furnish the
                                         identifying number
                                         of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title.)(5)
10.  Corporate account                   The corporation
11.  Religious, charitable, or           The organization
     educational organization account
12.  Partnership account held in the     The partnership
     name of the business
13.  Association, club, or other tax-    The organization
     exempt organization
14.  A broker or registered nominee      The broker or
                                         nominee
15.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the owner's name and furnish the owner's social security number or the employer identification number of the business.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number (TIN) or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and immediately apply for a number. If you do not have a TIN, write "Applied For" in Part 1 of the Substitute Form W-9, sign and date the form in Part 3 and the Certificate of Awaiting Taxpayer Identification Number and return the form to the payer.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:

  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), or an individual retirement plan.
  - The United States or any agency or instrumentality thereof.
  - A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
  - An entity registered at all times during the year under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  - A middleman known in the investment community as a nominee or custodian.

  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.
  - Payments of patronage dividends not paid in money.
  - Payments made by certain foreign organizations.

  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to non-resident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.

If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR CORRECT TIN IN PART 1 OF THE FORM, WRITE "EXEMPT" IN PART 2 OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividends, interest, or other payments to give a correct TIN to payers who must report the payments to IRS. IRS uses the TIN for identification purposes. Payers must be given the TIN whether or not recipients are required to file tax returns. Payers must generally withhold from taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TIN. -- If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
                                    SERVICE